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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement on Form S-8, to be filed on or around October 1, 1999, of our report dated February 10, 1999, included in MCI WORLDCOM, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.



                                                     /s/ ARTHUR ANDERSEN LLP

Jackson, Mississippi,
October 1, 1999.